                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 11(c) or Rule 14a-12

                          HUSSMANN INTERNATIONAL, INC.
    ------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                          HUSSMANN INTERNATIONAL, INC.
          12999 St. Charles Rock Road, Bridgeton, Missouri 63044-2483

                                          April 2, 1999

Dear Stockholder:

   It is our pleasure to invite you to attend the Annual Meeting of Stockholders of Hussmann International, Inc. to be held on Thursday, May 13, 1999, at 10:30 a.m., local time, at the Hyatt Regency, St. Louis, One St. Louis Union Station, St. Louis, Missouri 63103.

   At the Annual Meeting, we will ask you to consider and vote upon the election of two directors and a proposal to approve Hussmann's Stock Incentive Plan. We will also discuss Hussmann's performance and respond to your questions.

   The formal Notice of Annual Meeting and the Proxy Statement follow. Your vote is important, regardless of the size of your holdings. Even if you plan to attend the Annual Meeting, you may vote your shares via a toll-free telephone number or via the Internet or you may complete, sign and date our enclosed proxy card and return it in the enclosed postage-paid envelope. Instructions regarding all three methods of voting are contained on the proxy card. If you attend the Annual Meeting and prefer to vote in person, you may do so.

   We look forward to seeing you at the Annual Meeting.

                                        Sincerely,


                  /s/ Richard G. Cline               /s/ J. Larry Vowell
                ------------------------          ---------------------------
                     Richard G. Cline                   J. Larry Vowell
                  Chairman of the Board                  President and
                                                    Chief Executive Officer

                               TABLE OF CONTENTS

INFORMATION ABOUT HUSSMANN INTERNATIONAL, INC..............................   4
INFORMATION ABOUT THE ANNUAL MEETING.......................................   4
  Information About Attending the Annual Meeting...........................   4
  Information About this Proxy Statement...................................   4
  Street Name Holders and Record Holders...................................   4
  Matters to be Considered.................................................   5
  How Record Holders Vote..................................................   5
  Quorum Requirement.......................................................   5
  Non-Votes................................................................   5
  Information About the Vote Necessary for Action to be Taken..............   6
  Revocation of Proxies....................................................   6
  Other Matters............................................................   6
PROPOSAL 1: ELECTION OF DIRECTORS..........................................   7
  Meetings and Committees of the Board.....................................   9
  Compensation of Directors................................................  10
PROPOSAL 2: APPROVAL OF EXISTING STOCK INCENTIVE PLAN TO MAINTAIN TAX
 DEDUCTIBILITY.............................................................  11
BENEFICIAL OWNERSHIP OF COMMON STOCK.......................................  16
  Section 16(a) Beneficial Ownership Reporting Compliance..................  17
EXECUTIVE COMPENSATION AND OTHER INFORMATION...............................  18
  Summary Compensation Table...............................................  18
  Option Grants in 1998....................................................  19
  Option Exercises in 1998 and Year-End Option Values......................  20
  Pension Plans............................................................  20
  Termination Benefits.....................................................  21
  Employment Agreement.....................................................  21
  Report of the Management Resources and Compensation Committee on
   Executive Compensation..................................................  22
  Performance Graph........................................................  25
CERTAIN TRANSACTIONS.......................................................  26
  Distribution and Indemnity Agreement.....................................  26
  Tax Sharing Agreement....................................................  26
INDEPENDENT AUDITORS.......................................................  27
STOCKHOLDER PROPOSALS......................................................  27
GENERAL....................................................................  28
EXHIBIT A.................................................................. A-1

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        OF HUSSMANN INTERNATIONAL, INC.

Date: Thursday, May 13, 1999

Time: 10:30 a.m., local time

Place: Hyatt Regency, St. Louis
One St. Louis Union Station
St. Louis, Missouri 63103

Purposes:

  . To elect two directors to terms of office expiring at the 2002 Annual Meeting of Stockholders;

  . To consider a proposal to approve our existing Stock Incentive Plan for the purpose of maintaining tax deductibility under Section 162(m) of the Internal Revenue Code; and

  .  To conduct other business if properly raised.

Record Date:      The close of business on March 26, 1999.

   The matters to be acted upon at the Annual Meeting are described in the accompanying Proxy Statement.

                                        By Order of the Board of Directors

                                        /s/Burton Halpern
                                        -----------------------
                                        Burton Halpern
                                        Corporate Secretary

St. Louis, Missouri
April 2, 1999

NOTE: In order to assure the presence of a quorum at the Annual Meeting, please vote your shares via a toll-free telephone number or via the Internet or complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope, even if you plan to attend the Annual Meeting. By promptly voting, you will reduce the expenses of this proxy solicitation. You may revoke your proxy at any time before it is voted.

                          HUSSMANN INTERNATIONAL, INC.

                 INFORMATION ABOUT HUSSMANN INTERNATIONAL, INC.

   Hussmann is a global manufacturer and servicer of merchandising and refrigeration systems for the commercial food industry. Products include refrigerated and non-refrigerated display merchandisers, refrigeration systems, beverage coolers, air handlers, condensers, coils and walk-in storage coolers and freezers. Hussmann's 1998 sales were approximately $1.22 billion, with approximately 9100 employees worldwide. Our principal executive office is located at 12999 St. Charles Rock Road, Bridgeton, Missouri 63044-2483. Our telephone number is (314) 291-2000. Our website is located at www.hussmann.com on the Internet.

                      INFORMATION ABOUT THE ANNUAL MEETING

Information About Attending the Annual Meeting

   Our Annual Meeting will be held on Thursday, May 13, 1999 at 10:30 a.m., local time, at the Hyatt Regency, St. Louis, One St. Louis Union Station, St. Louis, Missouri 63103.

Information About this Proxy Statement

   We sent you our proxy materials because our Board of Directors is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting. If you own Common Stock in more than one account, such as individually and through one or more brokers, you may receive more than one set of proxy materials. In order to vote all of your shares by proxy, you should vote the shares in each different account as described below under "Street Name Holders and Record Holders" and "How Record Holders Vote." Also, to assist us in saving money and to provide you with better stockholder services, we encourage you to register your accounts in the same name and address. You may do this by contacting our Transfer Agent and Registrar, First Chicago Trust Company of New York c/o Equiserve, P.O. Box 2500 Jersey City, New Jersey 07303-2500; telephone (800) 446-2617 or (201) 324-1225. The TDD telephone number for the hearing impaired is (201) 222-4955.

   On April 2, 1999, we began mailing these proxy materials to all stockholders of record at the close of business on March 26, 1999. On the record date, there were 50,804,899 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders at the Annual Meeting.

Street Name Holders and Record Holders

   If you own shares through a broker, the registered holder of those shares is the broker or its nominee. Such shares are often referred to as held in "street name" and you, as the beneficial owner of those shares, do not appear in Hussmann's stock register. For street name shares, there is a two-step process for distributing our proxy materials and tabulating votes. Brokers inform Hussmann how many of their clients own Common Stock in street name and the broker forwards our proxy materials to those beneficial owners. If you receive our proxy materials from your broker, you should vote your shares as directed by your broker. Shortly before the Annual Meeting, your broker will tabulate the votes it has received and submit a proxy card to us reflecting the aggregate votes of the street name holders. If you plan to attend the Annual Meeting and vote your street name shares in person, you should contact your broker to obtain a broker's proxy card and bring it to the Annual Meeting.

   If you are the registered holder of shares, you are the record holder of those shares and you should vote your shares as described below under "How Record Holders Vote."

Matters to be Considered

   At the Annual Meeting, stockholders will:

  . Elect two directors to terms of office expiring at the 2002 Annual Meeting of Stockholders;

  . Consider a proposal to approve our existing Stock Incentive Plan (the "Plan") for the purpose of maintaining tax deductibility under Section 162(m) of the Internal Revenue Code; and

  .  Transact any other business if properly raised.

How Record Holders Vote

   You can vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always attend the Annual Meeting and revoke your proxy by voting in person. There are three ways to vote by proxy:

  . By Telephone--If you have a touch tone phone, you can vote by telephone by calling toll-free 1-800-OK2-VOTE (1-800-652-8683), 24 hours a day, 7 days a week, and following the instructions on our proxy card (stockholders residing outside the United States, Canada and Puerto Rico should call 1-201-324-0377);

  . By Internet--You can vote by Internet by going to the web site http://www.vote-by-net.com and following the instructions on our proxy card; or

  . By Mail--You can vote by mail by completing, signing, dating and mailing our enclosed proxy card.

   By giving us your proxy, you are authorizing the individuals named on our proxy card (the proxies) to vote your shares in the manner you indicate. You may (i) vote for the election of both of our director nominees, (ii) withhold authority to vote for both of our director nominees or (iii) vote for the election of one of our director nominees and withhold authority to vote for our other nominee by so indicating on the proxy card. You may vote "FOR" or "AGAINST" or "ABSTAIN" from voting on the proposal to approve the Plan.

   If you sign and return our proxy card without indicating your instructions, your shares will be voted FOR:

  .  The election of our two director nominees; and

  .  Approval of the Plan.

   If your shares are held in street name and you plan to attend the Annual Meeting and vote your shares in person, you should contact your broker to obtain a broker's proxy card and bring it to the Annual Meeting.

Quorum Requirement

   A quorum is necessary to hold a valid meeting of stockholders. If stockholders entitled to cast at least a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy, a quorum will exist. Shares owned by Hussmann are not voted and do not count for quorum purposes. In order to assure the presence of a quorum at the Annual Meeting, please vote your shares via the toll-free telephone number or via the Internet or complete, sign and date our proxy card and return it promptly in the enclosed postage-paid envelope, even if you plan to attend the Annual Meeting. Abstentions are counted as present, and non-votes may be counted as present, to establish a quorum.

Non-Votes

   Non-votes occur when shares are specifically indicated as not being voted as to a particular proposal. If you are the registered holder of shares, your unvoted shares as to one or more proposals will not be counted as present at the Annual Meeting as to those proposals, but will be considered present at the Annual Meeting as to any proposal on which you vote and, in that case, will count towards the presence of a quorum. If a quorum is present, your unvoted shares as to the election of directors or the proposal to approve the Plan will not affect the outcome of the election of directors or whether that proposal is approved or rejected.

   If you own shares through a broker and do not vote, your broker, as the registered holder of your shares, may represent your shares at the Annual Meeting for the purpose of obtaining a quorum. However, if you do not instruct your broker how to vote, your broker may vote your shares on most proposals, but may specify that the broker is not voting your shares on certain other proposals. These unvoted shares are called "broker non-votes." If a quorum is present, broker non-votes as to the proposal to approve the Plan will not affect whether that proposal is approved or rejected.

Information About the Vote Necessary for Action to be Taken

   If a quorum is present at the Annual Meeting, the two persons receiving the greatest number of votes will be elected to serve as directors. As a result, withholding authority to vote for a director nominee and non-votes with respect to the election of directors will not affect the outcome of the election of directors. If a quorum is present, approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Accordingly, abstentions with respect to that proposal will be treated as votes against that proposal. Non-votes with respect to that proposal will not affect whether that proposal is approved or rejected.

Revocation of Proxies

   If you are a registered holder of Common Stock, you may revoke your proxy by giving written revocation to Hussmann's Corporate Secretary at any time before your proxy is voted, by executing a later-dated proxy card which is voted at the Annual Meeting or by attending the Annual Meeting and voting your shares in person or through telephone or Internet voting. If your shares are held by a broker, you must contact your broker to revoke your proxy.

Other Matters

   The Board of Directors does not know of any other matter that will be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. Under our By-laws, generally no business besides the two proposals discussed in this Proxy Statement may be transacted at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, your proxies will act on such matter in their discretion.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

   The Board of Directors comprises seven members divided into three classes, with one class of directors elected each year for a three-year term. Six of our seven directors are not Hussmann employees. Only non-employee directors serve on the Audit and Compliance Committee, the Management Resources and Compensation Committee and the Finance and Pension Committee.

   The terms of J. Joe Adorjan and Archie R. Dykes expire at the 1999 Annual Meeting. Messrs. Adorjan and Dykes are now directors of Hussmann. If either nominee fails to stand for election, the proxies named in our proxy card currently intend to vote for a substitute nominee designated by the Board of Directors. Alternatively, the Board of Directors may reduce the number of directors to be elected at the Annual Meeting.

   The following sets forth information as to each nominee for election at the Annual Meeting and each director continuing in office.

Nominees for election at the Annual Meeting to terms expiring in 2002:

                   Director
       Name         Since   Age      Principal Occupation and Directorships
       ----        -------- ---      --------------------------------------
 J. Joe Adorjan...   1998    60 Mr. Adorjan is Chairman of Borg-Warner Security
                                Corporation which provides security services.
                                Before joining Borg-Warner in 1995, he served
                                as President of Emerson Electric Company from
                                1992-1995 and as Chairman and Chief Executive
                                Officer of ESCO Electronics Corporation from
                                1990-1992. He is also a director of Goss
                                Graphic Systems, Inc., ESCO Electronics
                                Corporation, The Earthgrains Company and
                                Illinova Corporation.
 Archie R. Dykes..   1998    68 Dr. Dykes is Chairman of Capital City Holdings,
                                Inc., Nashville, Tennessee, a venture capital
                                organization. Dr. Dykes served as Chairman and
                                Chief Executive Officer of the Security Benefit
                                Group of Companies from 1980 through 1987. He
                                served as Chancellor of the University of
                                Kansas from 1973 to 1980. Before that he was
                                Chancellor of the University of Tennessee. Dr.
                                Dykes is a director of the Fleming Companies,
                                Inc., Whitman Corporation, Midas, Inc. and the
                                Employment Corporation. He is also a member of
                                the Board of Trustees of the Kansas University
                                Endowment Association and the William Allen
                                White Foundation. He formerly served as Vice
                                Chairman of the Commission on the Operation of
                                the United States Senate and as a member of the
                                Executive Committee of the Association of
                                American Universities.

   The Board of Directors recommends a vote FOR each of our nominees for Director.

Directors whose present terms continue until 2000:

                         Director
          Name            Since   Age   Principal Occupation and Directorships
          ----           -------- ---   --------------------------------------
 Richard G. Cline.......   1998    64 Chairman of the Board of Hussmann. Mr.
                                      Cline served as President and Chief
                                      Operating Officer of NICOR Inc. since
                                      1985, and became Chairman of the Board
                                      and Chief Executive Officer in 1986. He
                                      retired as Chief Executive Officer in May
                                      1995 and continued to serve as Chairman
                                      until his retirement from NICOR at the
                                      end of 1995. NICOR is engaged in natural
                                      gas distribution and containerized liner
                                      shipping. For the previous 22 years, Mr.
                                      Cline was an executive of Jewel
                                      Companies, Inc., becoming Chairman,
                                      President and Chief Executive Officer in
                                      1984. Mr. Cline is also Chairman of
                                      Hawthorne Investors, Inc., a private
                                      management advisory and investment firm
                                      he founded in 1996. Additionally he is a
                                      director of Whitman Corporation, Kmart
                                      Corporation, Ryerson Tull, Inc. and
                                      Central DuPage Health System; and is a
                                      Trustee of Northern Institutional Funds
                                      and a past chairman of the Federal
                                      Reserve Bank of Chicago. Mr. Cline is
                                      also a director and past president of the
                                      University of Illinois Foundation.
 Victoria B. Jackson....   1998    44 Ms. Jackson received her BBA degree from
                                      Belmont University in 1977 and an MBA
                                      degree from Vanderbilt University in
                                      1981. Following graduation from college,
                                      she joined DSS/ProDiesel, a diesel parts
                                      remanufacturing and distribution company
                                      based in Nashville, Tennessee, and served
                                      as its President and Chief Executive
                                      Officer until February 1999. Ms. Jackson
                                      is also a director of Whitman
                                      Corporation, J. H. Heafner Company and
                                      AmSouth Bancorporation. She has
                                      previously served as Chairman of
                                      Tennessee's Alcohol and Beverage
                                      Commission, as a director of the
                                      Association of Diesel Specialists and as
                                      a member of the Board of Directors of the
                                      Federal Reserve Bank of Atlanta.
 Lawrence A. Del Santo..   1998    65 Mr. Del Santo is the former Chairman and
                                      Chief Executive Officer of Vons
                                      Companies, Inc., a supermarket retailer
                                      that operates stores in Southern
                                      California, where he was employed from
                                      1994-1997. From 1984-1994, he was an
                                      executive of American Stores Company,
                                      serving as Senior Executive Vice
                                      President and Chief Operating Officer
                                      beginning in 1993. He is also a director
                                      of Supervalu, Inc. and PETsMART, Inc.

Directors whose present terms continue until 2001:

                        Director
          Name           Since   Age   Principal Occupation and Directorships
          ----          -------- ---   --------------------------------------
 R. Randolph Devening..   1998    57 Mr. Devening is President and Chief
                                     Executive Officer of Foodbrands America,
                                     Inc., which produces, markets and
                                     distributes perishable food products for
                                     the food service and retail store
                                     delicatessen market. Mr. Devening has been
                                     with Foodbrands America since 1994. From
                                     1989 through 1994 Mr. Devening served as
                                     Chief Financial Officer of Fleming
                                     Companies, Inc., and became its Vice
                                     Chairman in 1993. He is also a director of
                                     ENTEX Information Services, Inc.,
                                     Arkwright Mutual Insurance Company and
                                     Hancock Fabrics, Inc.

 J. Larry Vowell.......   1998    58 Mr. Vowell has spent his entire
                                     professional career with Hussmann. After
                                     holding a variety of management positions,
                                     Mr. Vowell became President and Chief
                                     Operating Officer-Hussmann U.S.A. in 1990
                                     and President and Chief Executive Officer
                                     later that year.

Meetings and Committees of the Board

   The Board of Directors is responsible for the management of Hussmann. The Board meets on a regular basis to review Hussmann's operations, strategic and business plans, acquisitions and dispositions, and other significant developments affecting Hussmann, and to act on matters requiring approval of the Board. The Board also holds special meetings when important matters require Board action between scheduled meetings. Members of senior management are regularly invited to Board meetings to discuss the progress of and future plans relating to their areas of responsibility.

   The Board of Directors met eight times in 1998. All directors attended at least 75% of the aggregate number of meetings of the Board and the Committees on which that director served.

   To facilitate independent director review, and to make the most effective use of the directors' time and capabilities, the Board has established an Executive Committee, an Audit and Compliance Committee, a Management Resources and Compensation Committee, and a Finance and Pension Committee. None of the members of the Audit and Compliance Committee, Management Resources and Compensation Committee or Finance and Pension Committee (i) is, or has been, an employee of Hussmann; (ii) has received compensation from Hussmann other than for his or her board service; (iii) has an immediate family member who is or has been employed by Hussmann in any of the past five years; (iv) is a partner, controlling shareholder or executive officer of an organization to which Hussmann has made or from which Hussmann has received significant payments in any of the past five years; or (v) is an executive officer of another company having a compensation committee which includes a Hussmann executive officer. The following table sets forth the membership of each committee.

                                                           Management
                                                           Resources    Finance
                                               Audit and      and         and
                                     Executive Compliance Compensation  Pension
Name                                 Committee Committee   Committee   Committee
----                                 --------- ---------- ------------ ---------
J. Joe Adorjan......................     X         X                       X
Archie R. Dykes.....................               X*          X
Richard G. Cline....................     X*
Victoria B. Jackson.................               X                       X
Lawrence A. Del Santo...............     X                     X*
R. Randolph Devening................                           X           X*
J. Larry Vowell.....................     X

--------
* Chairperson

   The Executive Committee of the Board acts, except as limited by applicable law, in lieu of the full Board and between meetings of the Board. The Committee met once in 1998.

   The Audit and Compliance Committee reviews the audit report of Hussmann as prepared by its independent auditors, recommends the selection of independent auditors each year and reviews audit and any non-audit fees paid to the independent auditors of Hussmann. The Committee reviews Hussmann's internal audit reports and reports its findings and recommendations to the Board for appropriate action. The Committee met three times in 1998.

   The Management Resources and Compensation Committee is responsible for management evaluation and succession planning, supervising the compensation policies of Hussmann, administering employee incentive plans, reviewing officers' salaries, approving significant changes in salaried employee benefits and recommending to the Board such other forms of remuneration as it deems appropriate. The Committee met three times in 1998.

   The Finance and Pension Committee supervises the financial affairs of Hussmann and receives and reviews reports of those persons who supervise and manage Hussmann's pension plans. The Board has delegated to the Finance and Pension Committee and certain officers its authority to approve financing transactions involving the borrowing up to $200 million in any one transaction. The Committee periodically reports to the Board any action taken to approve financing transactions in excess of $25 million. The Committee met three times in 1998.

   The Board of Directors is responsible for considering nominations of prospective board members. The Board will consider nominees recommended by other directors, stockholders and management who present for evaluation by the Board appropriate data with respect to the suggested candidate, provided that nominations by stockholders must be made in accordance with our By-Laws. See "Stockholder Proposals."

Compensation of Directors

   Directors other than Messrs. Cline and Vowell receive an annual retainer of $30,000, plus $1,000 for each committee meeting attended. The Chairperson of each committee is paid an additional $3,000 annual retainer. Directors may elect to defer receipt of all or a portion of their retainer and meeting fees. Interest is credited to these deferred compensation accounts at the prime rate. Immediately after each annual meeting of stockholders, directors other than Messrs. Cline and Vowell are granted Common Stock units with a fair market value of $15,000. Dividend equivalents are credited to these Common Stock unit accounts and interest is credited on dividend equivalents at the prime rate. Deferred compensation accounts, dividend equivalents and interest are paid in cash on dates selected by the Directors. The Common Stock units are paid in Common Stock on the later of the date selected by the director or during the first January occurring after the director ceases to serve as a director. Directors may also receive awards pursuant to Hussmann's Stock Incentive Plan.

   Hussmann has entered into an agreement with Mr. Cline providing for his service as Chairman of the Board through at least January 30, 2000. He is compensated at a rate of $400,000 annually. Additionally, in January 1998, he was granted a ten-year nonqualified option to purchase 200,000 shares of Common Stock at the market price on the date of grant. Mr. Cline's cash compensation and stock options are in lieu of all other compensation as a director. Mr. Cline is not an employee of Hussmann and does not participate in Hussmann's management incentive or general employee benefit plans.

                                   PROPOSAL 2
                   APPROVAL OF EXISTING STOCK INCENTIVE PLAN
                         TO MAINTAIN TAX DEDUCTIBILITY

   The Stock Incentive Plan (the "Plan") has been approved and adopted by the Board of Directors as well as Whitman Corporation ("Whitman"), the former sole stockholder of Hussmann. The Plan became effective on January 30, 1998 when Whitman distributed (the "Distribution") to its stockholders all of the outstanding shares of Common Stock of Hussmann. The Board approved certain amendments to the Plan on April 9, 1998. As explained in the next paragraph, we are submitting the Plan to stockholders for approval at the Annual Meeting only for the purpose of complying with the stockholder approval requirement of
Section 162(m) of the Internal Revenue Code of 1986 (the "Code.") If stockholders do not approve the Plan at the Annual Meeting, Hussmann may not be able to deduct compensation payable under the Plan because of the deduction limit of Section 162(m). Accordingly, the Board of Directors recommends a vote FOR approval of the Plan. Unless otherwise instructed, the proxy holders will vote any proxies received by them FOR approval of the Plan. Exhibit A to this Proxy Statement contains the complete text of the Plan which is summarized below.

   Section 162(m) of the Code generally limits to $1 million the amount that Hussmann is allowed each year to deduct for the compensation paid to Hussmann's chief executive officer and four most highly compensated executive officers other than the chief executive officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. To qualify as performance-based compensation, the following requirements must be satisfied:
(i) the performance goals are determined by a committee consisting solely of two or more "outside directors", (ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by Hussmann's stockholders, and (iii) if applicable, the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. The Management Resources and Compensation Committee, which administers the Plan, currently consists solely of "outside directors" for purposes of Section 162(m) of the Code. Although Whitman approved the Plan as Hussmann's then sole stockholder, regulations under Section 162(m) require that Hussmann's public stockholders approve the Plan at the Annual Meeting in order for compensation arising from Options, SARs, Performance Awards and certain Restricted Stock Awards (each as defined below) granted on or after the date of the Annual Meeting to constitute "qualified performance-based compensation." If stockholders approve the Plan at the Annual Meeting, certain compensation under the Plan, such as that payable with respect to Options, SARS and Performance Awards, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the Plan, such as any Restricted Stock Award which is not subject to a performance condition to vesting, would be subject to such limit.

   The Plan provides for the grant of stock options (with or without stock appreciation rights ("SARs"), restricted stock awards ("Restricted Stock Awards") and performance awards ("Performance Awards"). Stock options may be either options that qualify under Section 422 of the Code ("Incentive Options") or nonqualified stock options ("Nonqualified Options," and together with Incentive Options, "Options"). Incentive Options may not be granted to non-employee directors.

   Eligibility. Options (with or without SARs), Restricted Stock Awards and Performance Awards may be granted only to persons who are officers, other key employees or directors of Hussmann or any of its subsidiaries within the meaning of Section 424(f) of the Code ("subsidiaries"). As of December 31, 1998, approximately 280 officers, other key employees and directors were eligible to participate in the Plan.

   Administration. Hussmann's Management Resources and Compensation Committee (the "Committee") administers the Plan. Members of the Committee are appointed by the Board. The Committee presently consists of Lawrence A. Del Santo (Chairperson), Archie R. Dykes and R. Randolph Devening, none of whom is an employee of Hussmann or a subsidiary. Each member of the Committee is currently a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and is an "outside director" within the meaning of Section 162(m) of the Code.

   The Committee has the authority to determine the individuals who receive awards, the time or times when they shall receive them and the number of shares subject to each award, and to make all other determinations necessary or advisable for administering the Plan.

   Available Shares. As of January 15, 1999, 815,566 shares of Common Stock were available under the Plan. The number of available shares is reduced by the number of shares which become subject to awards which may be paid solely in shares or in either shares or cash. To the extent that an outstanding award expires or terminates unexercised or is canceled or forfeited or shares are withheld or delivered to pay the purchase price of shares or to satisfy withholding taxes, then the shares subject to such expired, terminated, unexercised, canceled or forfeited portion of such award, or the shares so withheld or delivered, will again be available under the Plan. The maximum number of shares with respect to which options, SARs or Restricted Stock Awards may be granted during any calendar year to any person is 500,000, subject to adjustment as described in the next paragraph.

   In the event of a stock dividend, spin-off, split-up, recapitalization, merger, consolidation, combination or exchange of shares or similar event, the aggregate number and class of shares available under the Plan, and the number and class of shares subject to awards will be appropriately adjusted by the Committee.

   Change in Control. Except as described in the next paragraph, in the event of a "change in control" of Hussmann, as defined in the Plan, holders of awards are entitled to certain accelerated cash payments. Holders have the right at any time after a change in control to exercise their Options and will receive from Hussmann an amount in cash equal to the difference between the fair market value of the shares covered by such Options on the date of the change in control and the exercise price. Holders of Restricted Stock Awards will receive from Hussmann an amount in cash equal to the fair market value on the date of the change in control of the Common Stock covered by such Awards. Holders of Performance Awards for which the applicable Performance Period (as defined below) has not expired will receive from Hussmann a pro rated amount in cash. Holders of Performance Awards which have been earned but not yet paid are entitled to receive an amount in cash equal to the value of the Performance Awards.

   Notwithstanding the prior paragraph, in the event of a change in control involving a reorganization, merger or consolidation of Hussmann or other disposition of all or substantially all of the assets of Hussmann or a liquidation or dissolution of Hussmann, and in connection with which the holders of Common Stock receive publicly traded shares of common stock: (i) each Option and SAR will be exercisable in full; (ii) the Restriction Period (as defined below) applicable to any Restricted Stock Award will lapse and any other restrictions, terms or conditions will lapse and/or be deemed to be satisfied at the maximum value or level; (iii) the performance measures applicable to any Performance Award will be deemed to be satisfied at the maximum value and (iv) there will be substituted for each share of Common Stock remaining available under the Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock is converted pursuant to such change in control. In the event of any such substitution, the purchase price per share in the case of any award will be appropriately adjusted by the Committee.

   Amendments; Duration. The Board has the power to amend the Plan at any time, except that stockholder approval is required to increase the maximum number of shares available under the Plan or effect any change inconsistent with Section 422 of the Code. The Plan may be terminated at any time by the Board, except with respect to any awards then outstanding.

   Stock Options. The Committee may grant Incentive Options and Nonqualified Options (with or without SARs) to eligible officers, key employees or directors. An Incentive Option may not be granted to any person who is not an employee of Hussmann or any parent or subsidiary.

   The purchase price per share under each Option is determined by the Committee, except that the purchase price per share upon exercise of an Incentive Option may not be less than 100% of the fair market value of the

Common Stock. The period during which an Option may be exercised is determined by the Committee, except that no Incentive Option may be exercised later than ten years after its date of grant. An Option may be exercised by giving written notice to Hussmann specifying the number of shares to be purchased. The purchase price may be paid (i) in cash or (ii) by delivery of previously-owned whole shares of Common Stock valued at their fair market value on the date of exercise.

   In general, in the event of the termination of employment or service of a holder of an Option, each Option will be exercisable only to the extent exercisable at the date of such termination and may thereafter be exercised at any time within a period ranging from three months to one year after such termination, and in no event after the date on which such Option would otherwise terminate, except that (i) in the event of termination by reason of retirement or death, each Nonqualified Option will be fully exercisable at any time up to and including the date on which the Nonqualified Option would otherwise terminate and (ii) in the event of termination for cause or which is voluntary on the part of the holder without Hussmann's written consent, each Option will terminate.

   Stock Appreciation Rights. The Committee may grant an SAR (concurrently with the grant of the Option or, in the case of a Nonqualified Option which is not intended to be qualified performance-based compensation under Section 162(m) of the Code, subsequent to such grant) to any person who is granted an Option. SARs enable the holder to receive, in exchange for the surrender of the portion of any Option that is exercisable on the date of such request, shares of Common Stock, cash or a combination thereof, in the discretion of the Committee, having an aggregate fair market value equal to the excess of the fair market value of one share of Common Stock over the purchase price specified in the Option, multiplied by the number of shares covered by the portion of the Option which is surrendered. An SAR may be exercised (i) by giving written notice to Hussmann specifying the number of SARs which are being exercised and (ii) by surrendering to Hussmann any Options which are canceled by reason of the exercise of the SAR.

   Restricted Stock Awards. Restricted Stock Awards are grants of Common Stock, the vesting of which is subject to a restriction period (the "Restriction Period") established by the Committee. During the Restriction Period, Hussmann retains custody of the shares subject to each grant, but the holder of the Restricted Stock Award has the right (unless otherwise provided in the Restricted Stock Award agreement) to vote such shares and to receive dividends thereon. During the Restriction Period, the holder may not sell, pledge or dispose of the shares.

   A holder of a Restricted Stock Award will forfeit all of the shares subject to the award if (i) the holder breaches a restriction or the terms and conditions established by the Committee or (ii) except as may otherwise be determined by the Committee, the holder fails to remain continuously in the employ or service of Hussmann or a subsidiary at all times during the Restriction Period.

   Performance Awards. The Plan authorizes the grant of Performance Awards under which a performance period (the "Performance Period") is established by the Committee at the time of grant. Each Performance Award is assigned a maximum value which is contingent upon future performance of Hussmann or a subsidiary, division or department over the Performance Period. Performance measures are determined by the Committee prior to the beginning of each Performance Period but may be subject to later revisions to reflect significant, unforeseen events or changes as the Committee deems appropriate.

   After a Performance Period, the holder of a Performance Award is entitled to receive payment of an amount, not exceeding the maximum assigned value, based on the achievement of the performance measures, as determined by the Committee. Payment of Performance Awards may be made wholly in cash, wholly in shares or a combination thereof, in lump sum or in installments, and subject to such vesting and other terms and conditions as determined by the Committee. In the case of a Performance Award intended to be qualified performance-based compensation under Section 162(m) of the Code, no payment may be made until the Committee certifies in writing that the performance measures have been achieved.

   A Performance Award will terminate if the holder does not remain continuously in the employ or service of Hussmann or a subsidiary at all times during the Performance Period, except as may otherwise be determined by the Committee. In the event that a holder ceases to be an employee or director after the Performance Period but prior to full payment of the Performance Award, payment will be made in accordance with terms established by the Committee. A holder of a Performance Award which is payable in installments of Common Stock may not sell, pledge or dispose of such Common Stock until the installments become due.

   Performance Goals. The vesting or payment of Performance Awards and certain Restricted Stock Awards will be subject to the satisfaction of certain performance goals. The performance goals applicable to a particular award will be determined by the Committee at the time of grant. At present, no such awards are outstanding and, accordingly, no performance goals have been designated by the Committee. Performance goals may be one or more of the following: return on equity, revenues, stock price, capitalization, earnings per share, net income, operating income, gross margins, return on equity measures, cost containment, market share and cash flow measures. If the performance goal or goals applicable to a particular award are satisfied, the amount of compensation would be determined as follows: (i) in the case of a Performance Award, the amount of compensation would equal the fair market value of any shares delivered and the amount of cash paid and (ii) in the case of a Restricted Stock Award that is subject to one or more performance goals, the amount of compensation would equal the number of shares subject to such award multiplied by the value of a share of Common Stock on the date the award vests.

   Federal Tax Consequences. The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the Plan.

   An Option holder will not recognize taxable income at the time an Option is granted and Hussmann will not be entitled to a tax deduction at such time. An Option holder will recognize compensation taxable as ordinary income (and subject to income tax withholding for an employee) upon exercise of a Nonqualified Option equal to the excess of the fair market value of the shares purchased over their exercise price, and Hussmann will be entitled to a corresponding deduction. An Option holder will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an Incentive Option. If the shares acquired by exercise of an Incentive Option are held for the longer of two years from the date the Incentive Option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and Hussmann will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the Option holder will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and Hussmann will be entitled to a corresponding deduction.

   A holder of SARs will not recognize taxable income at the time SARs are granted and Hussmann will not be entitled to a tax deduction at such time. Upon exercise, the holder will recognize compensation taxable as ordinary income (and subject to income tax withholding for an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by Hussmann. This amount is deductible by Hussmann.

   A holder of a Restricted Stock Award will not recognize taxable income at the time the award is granted and Hussmann will not be entitled to a tax deduction at such time, unless the holder makes an election to be taxed at such time. If such election is not made, the holder will recognize compensation taxable as ordinary income (and subject to income tax withholding for an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by Hussmann, except to the extent the deduction limit of Section 162(m) of the Code applies. In addition, a holder receiving dividends with respect to a Restricted Stock Award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding for an employee), rather then dividend income, in an amount equal to the dividends paid and Hussmann will be entitled to a corresponding deduction, except to the extent the deduction limit of Section 162(m) applies.

   A holder of a Performance Award will not recognize taxable income at the time a Performance Award is granted and Hussmann will not be entitled to a tax deduction at such time. Upon the settlement of a Performance Award, the holder will recognize compensation taxable as ordinary income (and subject to income tax withholding for an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by Hussmann. This amount is deductible by Hussmann, except to the extent the deduction limit of Section 162(m) applies.

                               ----------------

   The following table sets forth information regarding Options granted prior to the date of this Proxy Statement. As a result of the Distribution, all Whitman restricted stock awards and Whitman stock options that were outstanding on January 30, 1998 were canceled and awards of restricted Common Stock and options to purchase Common Stock were granted in substitution of the Whitman awards. Such substitute awards are not reflected in the following table, although Whitman restricted stock awards and Whitman stock options granted during 1996 and 1997 are reflected in the Summary Compensation Table. No determination has been made regarding any specific grants that may be made after the date of this Proxy Statement. On March 19, 1999 the closing sale price of Common Stock for New York Stock Exchange Composite Transactions was $14.00 per share.

                              Stock Incentive Plan

                                                              Dollar  Number of
                     Name and Position                       Value($)   Units
                     -----------------                       -------  ---------
J. Larry Vowell,
 President and CEO.........................................   --(a)     396,500
John S. Gleason,
 Executive Vice President--North American Operations.......   --(a)     212,500
Michael D. Newman,
 Senior Vice President--Chief Financial Officer............   --(a)     205,000
John Schlee,
 Senior Vice President--Europe and Middle East.............   --(a)     159,500
Lawrence A. Rauzon,
 Vice President--Asia Pacific..............................   --(a)     159,500
All Executive Officers as a Group (10 persons).............   --(a)   1,738,300
All Non-Employee Directors as a Group (6 persons)..........   --(b)     200,000
All Employees as a Group (excluding Executive Officers)(270
 persons)..................................................   --(a)   1,196,806

--------

(a) The exercise price per share equals the fair market value of a share of Common Stock on the date of grant. The general terms of each option are described above under "Executive Compensation and Other Information -- Option Grants in 1998."
(b) The exercise price per share equals the fair market value of a share of Common Stock on the date of grant. The option was granted to Mr. Cline as part of his compensation for service as Chairman of the Board. The general terms of the option are described above under "Election of Directors-- Compensation of Directors."

   The Board of Directors recommends a vote FOR approval of the Plan.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

   The following table sets forth the beneficial ownership of the Common Stock on March 6, 1999 by each director of Hussmann, by each executive officer who is named in the Summary Compensation Table, by all directors and executive officers of Hussmann as a group and by each person known by Hussmann to be the beneficial owner of more than 5% of the Common Stock. Each of the following persons has sole voting and investment power with respect to the shares of Common Stock shown unless otherwise indicated.

                                                 Amount and Nature of   Percent
                       Name                     Beneficial Ownership(a) of Class
                       ----                     ----------------------- --------
   J. Joe Adorjan..............................            2,250(b)        *
   Richard G. Cline............................          102,687           *
   Lawrence A. Del Santo.......................            1,250(b)        *
   R. Randolph Devening........................            1,250(b)        *
   Archie R. Dykes.............................            6,073(b)        *
   Victoria B. Jackson.........................            4,862(b)        *
   J. Larry Vowell.............................          361,232           *
   John S. Gleason.............................          250,845           *
   Michael D. Newman...........................          112,697           *
   John Schlee.................................          258,206           *
   Lawrence R. Rauzon..........................          223,814           *
   All Directors and Executive
    Officers as a Group (16 persons)...........        1,785,901(d)       3.5
   Gabelli Funds, Inc., et al.
    One Corporate Center.......................        2,951,259(e)       5.8
    Rye, NY 10580-1434
   David J. Green and Company, LLC
    599 Lexington Avenue.......................        2,820,425(f)       5.6
    New York, New York 10022

--------
*  Less than 1%.
(a) Includes shares which the named director or executive officer has the right to acquire within 60 days after March 6, 1999 through the exercise of stock options as follows: Mr. Cline, 100,000 shares; Mr. Vowell, 309,505 shares; Mr. Gleason, 177,868 shares; Mr. Newman, 103,004 shares; Mr. Schlee, 214,934 shares; and Mr. Rauzon, 183,692 shares. Also includes shares subject to possible forfeiture under outstanding restricted stock awards as to which the named director or executive officer does not have investment power as follows: Mr. Vowell, 14,624 shares; Mr. Gleason, 8,698 shares; Mr. Newman, 6,735 shares; Mr. Schlee, 6,735 shares; and Mr. Rauzon, 6,735 shares.
(b) Includes 1,250 Common Stock units. Common Stock units are paid in Common Stock, on dates selected by the director. The directors have no voting or investment power over Common Stock units. See "Election of Directors-- Compensation of Directors."
(c) The number of shares shown for Mr. Schlee includes 27 shares owned by his wife. Mr. Schlee expressly disclaims beneficial ownership of these shares.
(d) The number of shares shown as beneficially owned includes 1,511,015 shares which the directors and executive officers have the right to acquire within 60 days after March 6, 1999 through the exercise of stock options, 54,957 shares subject to possible forfeiture under outstanding restricted stock awards and as to which such persons do not have investment power, and 59,606 shares representing the vested beneficial interest of such persons under Hussmann's Retirement Savings Plan.
(e) The information as to Gabelli Funds, Inc. ("GFI") and other entities controlled directly or indirectly by Mario J. Gabelli is derived from a statement (the "Statement") with respect to Hussmann Common Stock filed with the Securities and Exchange Commission ("SEC") pursuant to Section 13(d) of the Securities

   Exchange Act of 1934 (the "Exchange Act"). GFI is an investment adviser which presently provides discretionary managed account services for certain registered investment companies (the "Fund(s)"). The Statement discloses that (i) Mr. Gabelli is deemed to have beneficial ownership of the shares beneficially owned by all such entities, (ii) Mr. Gabelli and such entities do not admit that they constitute a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder and (iii) with respect to the Common Stock, Mr. Gabelli and such entities have the sole power to vote and dispose of all the shares of which they are beneficial owners, except that GFI has sole dispositive and voting power with respect to the shares held by the Funds unless the aggregate voting interest of all the entities exceeds 25% of the total voting interest in Hussmann, in which case the proxy voting committee of each Fund will exercise voting power with respect to the shares held by such Fund.
(f) The information as to David J. Greene and Company, LLC ("Greene") is derived from a statement (the "Statement") with respect to Hussmann Common Stock filed with the SEC pursuant to Section 13(d) of the Exchange Act. Greene has sole voting and dispositive power as to 152,125 shares, shared voting power as to 1,469,936 shares, and shared dispositive power as to 2,668,300 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of Hussmann and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership of Common Stock with the Securities and Exchange Commission and New York Stock Exchange. Such persons are also required to furnish to Hussmann copies of all such reports.

   To Hussmann's knowledge, based solely on its review of the copies of such reports received by Hussmann, and written representations from certain reporting persons, directors and executive officers of Hussmann and all other reporting persons complied with all applicable filing requirements, except that Thomas G. Korte, Vice President and Corporate Controller, failed to file on a timely basis a Form 3 and a Form 4 relating to one transaction.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

   The following table sets forth the compensation for the last three years of the Chief Executive Officer of Hussmann and the four other most highly compensated executive officers of Hussmann serving at the end of 1998. On January 30, 1998, Hussmann was spun-off from Whitman and became an independent, publicly held company. References to restricted stock and stock options for 1996 and 1997 relate to awards under Whitman's Stock Incentive Plan.

                           Summary Compensation Table

                                                                      Long-Term Compensation
                                          Annual Compensation                Awards(a)
                                   --------------------------------- -------------------------
                                                        Other Annual  Restricted                All Other
Name and Principal                      Salary   Bonus  Compensation Stock Awards Options/SARs Compensation
Position                           Year   ($)     ($)       ($)         ($)(b)        (#)         ($)(c)
------------------                 ---- ------- ------- ------------ ------------ ------------ ------------
J. Larry Vowell........            1998 418,754 692,789    18,875           --       396,500      58,269
 President and CEO                 1997 345,003 210,000    15,792       277,500       52,200      61,188
                                   1996 307,500 265,000    13,550       353,500       59,200      57,504
John S. Gleason........            1998 263,757 321,209    10,830           --       212,500      33,627
 Executive Vice President          1997 248,746 151,000     9,385       166,500       31,500      35,083
 --North American Operations       1996 233,746 160,000     8,751       207,050       34,800      32,156
Michael D. Newman......            1998 229,841 305,539    10,710           --       205,000      17,619
 Senior Vice President             1997 172,463 100,000     8,751       129,500       24,300      21,641
 --Chief Financial Officer         1996 151,598 115,000     8,022       159,075       26,900      13,742
John Schlee............            1998 204,174 248,295     9,960           --       159,500      18,734
 Senior Vice President             1997 194,083  80,000     8,751       129,500       24,300      26,379
 --Europe and Middle East          1996 183,246 115,000     8,751       159,075       26,900      22,926
Lawrence A. Rauzon.....            1998 180,000 248,295     9,960           --       159,500      22,516
 Vice President                    1997 169,576 113,000     8,751       129,500       24,300      20,485
 --Asia Pacific                    1996 159,406  75,000     8,587       159,075       26,900      20,244

--------
(a) As a result of the Distribution, all Whitman restricted stock awards and Whitman stock options, including all restricted stock awards and stock options for 1996 and 1997, that were outstanding on January 30, 1998 were canceled and awards of restricted Common Stock and options to purchase Common Stock were granted in substitution of the Whitman awards. Substitute awards are not reflected as compensation during 1998 in either the Summary Compensation Table or under "Option Grants in 1998."
(b) The number of shares of restricted Common Stock and their market value held by Messrs. Vowell, Gleason, Newman, Schlee and Rauzon at December 31, 1998, was as follows: Mr. Vowell, 14,624 shares ($283,413); Mr. Gleason, 8,698 shares ($168,567); Mr. Newman, 6,735 shares ($130,524); Mr. Schlee, 6,735 shares ($130,524); and Mr. Rauzon, 6,735 shares ($130,524). Restricted shares vest ratably over a period of three years. Dividend equivalents are paid on restricted stock at the times and in the same amount as dividends paid to all stockholders.
(c) The amounts shown for All Other Compensation in 1998 are amounts accrued under a nonqualified retirement plan (Mr. Vowell, $37,736; Mr. Gleason, $24,896; Mr. Newman, $13,802; Mr. Schlee, $12,262; and Mr. Rauzon,
    $17,580), together with the 1998 values of premiums paid by Hussmann for an executive split dollar life insurance program (Mr. Vowell, $20,533; Mr. Gleason, $8,731; Mr. Newman, $3,817; Mr. Schlee, $6,472; and Mr. Rauzon, $4,936.

                             Option Grants in 1998

   The following table sets forth, for each of the executive officers named in the Summary Compensation Table, options to purchase Common Stock granted during 1998 under Hussmann's Stock Incentive Plan. No stock appreciation rights were granted during 1998.

                                                                                     Potential
                                                                                Realizable Value at
                                                                                  Assumed Annual
                                              % of Total                          Rates of Stock
                                               Options                          Price Appreciation
                         Number of Securities Granted to                        for Option Term (c)
                          Underlying Options  Employees   Exercise   Expiration -------------------
Name                          Granted(#)       in 1998   Price($/Sh)    Date     5% ($)    10% ($)
----                     -------------------- ---------- ----------- ---------- --------- ---------
J. Larry Vowell.........     110,000 (a)         3.8        13.66     1/30/08     944,977 2,394,757
                             286,500 (b)         9.9        15.06     2/25/08   2,713,485 6,876,505
John S. Gleason.........      70,000 (a)         2.4        13.66     1/30/08     601,349 1,523,937
                             142,500 (b)         4.9        15.06     2/25/08   1,349,639 3,420,251
Michael D. Newman.......      70,000 (a)         2.4        13.66     1/30/08     601,349 1,523,937
                             135,000 (b)         4.6        15.06     2/25/08   1,278,606 3,240,238
John Schlee.............      50,000 (a)         1.7        13.66     1/30/08     429,535 1,088,526
                             109,500 (b)         3.8        15.06     2/25/08   1,037,091 2,628,193
Lawrence A. Rauzon......      50,000 (a)         1.7        13.66     1/30/08     429,535 1,088,526
                             109,500 (b)         3.8        15.06     2/25/08   1,037,091 2,628,193

--------
(a) Options granted on January 30, 1998 in connection with the Distribution with an exercise price equal to the fair market value of the Common Stock on the date of grant. Options become exercisable in equal annual installments on each of the first three anniversaries of the date of grant. In the event of a change in control as defined in Hussmann's Stock Incentive Plan, options become fully exercisable or in certain cases will be cashed out by Hussmann.
(b) Performance-based options granted on February 26, 1998 with an exercise price equal to the fair market value of the Common Stock on the date of grant. Options become exercisable in whole or in part if certain total stockholder return targets are met during two-year or three-year performance periods beginning February 26, 1998. The options become fully exercisable in any event on February 26, 2005. In the event of a change in control as defined in Hussmann's Stock Incentive Plan, options become fully exercisable or in certain cases will be cashed out by Hussmann.
(c) The dollar amounts under these columns are the result of calculations at the 5% and 10% assumed annual growth rates mandated by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of Common Stock. The calculations were based on the exercise price per share and the term of the options.

              Option Exercises in 1998 and Year-End Option Values

   The following table sets forth information with respect to the executive officers named in the Summary Compensation Table regarding the exercise of options to purchase Common Stock during 1998 and unexercised options held as of December 31, 1998.

                                                Number of Securities
                           Shares              Underlying Unexercised   Value of Unexercised In-
                         Acquired on  Value   Options Held at December    the-Money Options at
                          Exercise   Realized         31, 1998          December 31, 1998 ($)(b)
Name                         (#)      ($)(a)  Exercisable/Unexercisable Exercisable/Unexercisable
----                     ----------- -------- ------------------------- -------------------------
J. Larry Vowell.........       0         0         204,197/497,306         1,702,551/2,518,350
John S. Gleason.........       0         0         113,683/272,762           923,209/1,405,892
Michael D. Newman.......       0         0          48,122/251,522           291,844/1,284,568
John Schlee.............       0         0         176,361/206,022         1,840,800/1,060,008
Lawrence A. Rauzon......       0         0         145,119/206,022         1,448,079/1,060,008

--------
(a) The value realized equals the aggregate amount of the excess of the fair market value on the date of exercise (the average of the high and low prices of Common Stock as reported for New York Stock Exchange Composite Transactions) over the exercise price, without any adjustment for taxes payable by the executive officer.
(b) Based on the closing price of the Common Stock ($19.38) on December 31, 1998, as reported for New York Stock Exchange Composite Transactions.

Pension Plans

   Hussmann maintains qualified, defined benefit pension plans and nonqualified retirement plans paying benefits in optional forms elected by the employee based upon percentage multipliers which are applied to Covered Compensation and Credited Service. Except for Mr. Vowell, the benefit formula provides a retirement benefit of 1% of Covered Compensation for each year of Credited Service (excluding 1989-1991), up to a maximum of 20 years. The benefit for Mr. Vowell, who had 29 years of Credited Service at December 31, 1988 (when the benefit structure was amended), will be determined under a minimum benefit formula (33.3% of Covered Compensation). Such benefits are not subject to deduction for social security or other offset amounts. As of December 31, 1998, Mr. Vowell had an accrued annual benefit payable at normal retirement age of approximately $180,000.

   For executive officers other than Mr. Vowell, the following table reflects future benefits, payable as life annuities upon retirement, in terms of a range of amounts determined under the benefit formula for representative periods of Credited Service.

                            Projected Annual Pension

                                      Years of Credited Service (b)
                              ---------------------------------------------------------
                                                                                  20
Covered Compensation (a)         5              10               15            or more
------------------------      -------         -------         --------         --------
  $ 400,000                   $20,000         $40,000         $ 60,000         $ 80,000
    500,000                    25,000          50,000           75,000          100,000
    600,000                    30,000          60,000           90,000          120,000
    700,000                    35,000          70,000          105,000          140,000

--------
(a) Covered Compensation includes salary and bonus, as shown in the Summary Compensation Table, averaged over the five consecutive years in which such compensation is the highest.
(b) As of December 31, 1998, Messrs. Gleason, Newman, Schlee and Rauzon had 7, 2, 7 and 16 years of Credited Service, respectively.

Termination Benefits

   Hussmann has entered into Change in Control Agreements (the "Change in Control Agreements"), with Messrs. Vowell, Gleason, Newman, Schlee, Rauzon and certain other officers. The Change in Control Agreements were a result of a determination by the Board that it was important and in the best interests of Hussmann and its stockholders to ensure that, in the event of a possible change in control of Hussmann, the stability and continuity of management would continue unimpaired, free of the distractions incident to any such possible change in control.

   For purposes of the Change in Control Agreements, a "change in control" includes (i) a reorganization, merger or consolidation of Hussmann or sale or other disposition of all or substantially all of Hussmann's assets, other than a transaction in which the beneficial owners of the Common Stock prior to the transaction own at least two-thirds of the voting securities of the corporation resulting from such transaction, no person owns 25% or more of the voting securities of the corporation resulting from such transaction and the members of Hussmann's Board of Directors constitute at least a majority of the members of the board of directors of the corporation resulting from such transaction,
(ii) the consummation of a plan of complete liquidation or dissolution of Hussmann, (iii) the acquisition by any person or group of 25% or more of Hussmann's voting securities, or (iv) persons who are directors of Hussmann on January 30, 1998 (or their successors as approved by a majority of the members of Hussmann's Board) cease to constitute a majority of Hussmann's Board.

   Benefits are payable under the Change in Control Agreements only if a change in control has occurred and within three years thereafter the officer's employment is terminated involuntarily without cause or voluntarily by the officer for reasons such as demotion, relocation, loss of benefits or other changes. The principal benefits to be provided to officers under the Change in Control Agreements are (i) a lump sum payment equal to three years' compensation (base salary and incentive compensation), and (ii) continued participation in Hussmann's employee benefit programs or equivalent benefits for three years following termination. The Change in Control Agreements provide that, if separation payments thereunder, either alone or together with payments under any other plan of Hussmann, would constitute a "parachute payment" as defined in the Internal Revenue Code (the "Code") and subject the officer to the excise tax imposed by Section 4999 of the Code, Hussmann will pay such tax and any taxes on such payment.

   The Change in Control Agreements are not employment agreements, and do not impair the right of Hussmann to terminate the employment of the officer with or without cause prior to a change in control, or, absent a potential or pending change in control, the right of the officer to voluntarily terminate his employment.

Employment Agreement

   Effective April 9, 1998, Hussmann and J. Larry Vowell, the President and Chief Executive Officer of Hussmann, entered into an employment agreement (the "Agreement") for the purpose of securing Mr. Vowell's continued services. The Agreement has a three-year term expiring on April 9, 2001.

   The Agreement provides that Mr. Vowell's base salary shall be at least $425,000 per year and he is entitled to participate in all executive compensation plans and programs, as well as pension, retirement and insurance plans. In the event Mr. Vowell's employment is terminated for good reason or by Hussmann without cause, Mr. Vowell will receive a lump sum severance payment equal to his base salary and a pro rated bonus, in each case for the remainder of the term of the Agreement. In addition, Hussmann will continue Mr. Vowell's executive perquisites and benefits, and credit Mr. Vowell with service for purposes of any retirement benefits, for the remainder of the term of the Agreement. In the event of a change in control of Hussmann, Mr. Vowell's severance benefits will be governed by his Change in Control Agreement described above.

   Report of the Management Resources and Compensation Committee on Executive
                                  Compensation

   The Management Resources and Compensation Committee of the Board of Directors (the "Committee") consists entirely of outside, non-employee Directors. The Committee oversees the design of and regularly reviews the Company's executive compensation programs. The Committee believes compensation should vary on the basis of performance, should be aligned to comparable peer groups, and should ultimately be driven by the short-and long-term interests of stockholders. In determining the compensation payable to the Company's executive officers, the Committee seeks to implement the following policies through a combination of fixed and variable compensation. These policies were developed with the assistance of outside compensation consultants.

 Compensation Policies

  . Executives will be rewarded for the achievement of financial and individual results against clearly defined goals and objectives.

  . As executives assume greater responsibilities, their total compensation packages will be subject to greater risk, based upon the financial performance of the Company.

  . Stockholder value creation must be an important link in the design of the executive compensation package.

  . The various components of the executive compensation package must attract, retain and motivate key executives and aid in maintaining an entrepreneurial spirit by members of the management team.

  . Generally, base compensation will be aligned to median base compensation levels for positions of similar scope at comparable organizations.

  . Variable cash awards will be used to align compensation with short-term business objectives. Exceeding these objectives will increase the amount of the awards.

  . Equity instruments (primarily stock options) will be used to align a significant portion of total compensation with the Company's long-term strategy of continued stockholder value creation.

 1998 Compensation Overview

   As outlined above, the Company's executive compensation program consists of specific elements that, in the aggregate, are market competitive and are aligned to short- and long-term business objectives. For 1998, each executive officer's total compensation package consisted primarily of a base salary plus an annual cash incentive award and a stock option award. The Company's executive officers are also eligible to participate in compensation and benefit programs generally available to other Company employees.

   To determine the Company's comparative position on each of the specified primary compensation elements, the Company analyzed various published compensation surveys and proxy statements of 15 companies in similar industries and of comparable revenues to the Company. Four of the 15 companies whose proxy statements were analyzed are in the Russell 2000-Producer Durables Index, the peer group index in the Performance Graph included in this Proxy Statement. Because the Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare stockholder return, the compensation peer group is not the same as the Performance Graph peer group.

 Elements of 1998 Total Compensation

   Base Compensation. Each executive officer's salary is reviewed each year and adjusted as appropriate based on Company performance, individual performance, the scope and responsibilities of the executive's position, and the base salaries paid by peer companies to employees in comparable positions. During 1998, base salaries of the executive officers reflected the 50th percentile compensation level for executives of the surveyed companies.

   Annual Cash Incentive. The Committee has created the Hussmann Incentive Plan ("HIP") to motivate executive officers and other Company management employees to attain annual performance objectives. Annual cash incentives available under the HIP are set at a level which, when combined with an executive officer's salary, would position the officer's cash compensation at or near the 75th percentile of peer company compensation if the annual performance objectives are met. Cash awards for the CEO and other executive officers under HIP are based on financial performance goals established at the beginning of the year. The pre-set financial performance targets are based on Economic Value Added ("EVA"), which is a measurement of return on investment based on net income. The HIP awards are paid during the year following the year of performance after the Committee has certified that the applicable performance goals have been satisfied. Because the Company achieved the maximum EVA target level in 1998, awards earned by the executive officers equaled the maximum award available to each.

   Long Term Incentive. The Company provides long-term incentives through the Company's Stock Incentive Plan ("SIP"). The Committee believes that stock ownership by executive officers and middle management is essential for aligning management's interest with that of stockholders. Under the SIP, the Committee may provide long-term performance incentive awards in the form of stock options (with or without stock appreciation rights), restricted stock awards and performance awards. In 1998, the Committee approved stock option awards designed to focus management's energy and effort on stockholder value by a) accelerating vesting of the options based upon increases in the Company's stock price and b) combining the amount of options which would have been granted annually over a three year period into a single award. The exercise price of the options is equal to the fair market value of Hussmann Common Stock on the date of the grant, February 26, 1998. The options become exercisable in whole or in part on an accelerated basis if certain total stockholder return targets are met during two- or three-year performance periods beginning February 26, 1998. The options become fully exercisable in any event on February 26, 2005. In determining the number of options granted, the Committee did not consider the amount and terms of options which had been granted to the officer by Whitman Corporation prior to January 30, 1998 (the "Distribution Date"), the date on which Whitman distributed (the "Distribution") to its stockholders all of the outstanding shares of Common Stock of Hussmann. (As indicated in the Company's 1997 Annual Report on Form 10-K, as a result of the Distribution, all Whitman stock options and restricted stock awards that were outstanding on the Distribution Date were canceled and awards of Hussmann stock options and restricted stock were granted under the SIP in substitution thereof.)

   On January 30, 1998, the executive officers also received stock option awards approved by the transitional Hussmann Board of Directors which had been appointed by Whitman. The exercise price of these options is equal to the fair market value of Hussmann Common Stock on the date of the grant. The options become exercisable in equal annual installments on each of the first three anniversaries of the date of grant (January 30, 1998).

 CEO Compensation

   Mr. Vowell's 1998 annual cash incentive and stock option grant each followed the same policies and calculations set forth above; provided, however, Mr. Vowell was eligible for a higher percentage payout, up to a maximum of 163% of his annual salary, under the HIP if the Company achieves the pre-set EVA performance levels. Because the Company achieved the maximum EVA target level in 1998, Mr. Vowell received the maximum award available under the HIP, a payout of $692,789. Mr. Vowell received two stock option awards during 1998: 1) 110,000 options granted on January 30, 1998 which were approved by the transitional Hussmann Board of Directors; and 2) 286,500 options granted on February 26, 1998 by the Committee. The number of options for the February 26, 1998 Committee grant was determined by converting his annual salary into an equivalent dollar value of stock options using the Black-Scholes valuation method for the options.

   Effective April 9, 1998, Mr. Vowell has a 3-year employment agreement terminating April 9, 2001 (which is described more fully under "Employment Agreement" in this Proxy Statement) which establishes a minimum annual salary of $425,000. Mr. Vowell's salary for 1998, $418,754, reflects this annual salary prorated for the year.

 Deductibility of Executive Compensation

   Section 162(m) of the Internal Revenue Code generally imposes a $1,000,000 limit on the amount of compensation that is deductible by the Company with respect to the Chief Executive Officer and each of the four named executive officers. Performance-based compensation which has been approved by stockholders is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of two or more "outside directors." The Company has undertaken to qualify its SIP so that certain portions thereof payable with respect to options, stock appreciation rights and performance awards meet the deductibility requirements. If restricted stock awards made under the SIP are not subject to a performance condition, such awards would be subject to the limit. No such awards were made during 1998.

   Awards under HIP may exceed the deduction limitation under Section 162(m) if the pre-established, objective performance goals set forth in the plan are attained. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated by the Committee in light of its overall compensation policies and need for flexibility to attract and retain executive talent. In order to mitigate the negative impact of Section 162(m) on stockholders, the terms of the HIP allow the awards to be deferred.

                MANAGEMENT RESOURCES AND COMPENSATION COMMITTEE

                      Lawrence A. Del Santo (Chairperson)
                              R. Randolph Devening
                                Archie R. Dykes

Performance Graph

   The following performance graph compares Hussmann's cumulative total stockholder return on the Common Stock from January 30, 1998 (the date of the Distribution) to December 31, 1998 with the cumulative total return of Russell 2000 Stock Index ("Russell 2000") and the Russell 2000--Producer Durables ("Peer Group", which includes Hussmann). These comparisons assume an initial investment of $100 and reinvestment of dividends.

                            Cumulative Total Returns

             Hussman International, Inc., Russell 2000, Peer Group

                     (Performance results through 12/31/98)


                                        1/30/98 3/31/98 6/30/98 9/30/98 12/31/98
                                        ------- ------- ------- ------- --------
Hussmann...............................  $100   $137.80 $136.57 $104.53 $142.92
Russell 2000...........................  $100   $111.82 $106.61 $ 85.13 $ 99.02
Peer Group.............................  $100   $112.91 $103.26 $ 78.01 $ 93.52

                              CERTAIN TRANSACTIONS

Distribution and Indemnity Agreement

   Hussmann entered into a Distribution and Indemnity Agreement (the "Distribution Agreement") with Whitman providing for, among other things, the principal corporate transactions required to effect the Distribution and certain other agreements governing the relationship between Hussmann and Whitman with respect to or as a result of the Distribution.

   The Distribution Agreement also provides that (i) Whitman will indemnify Hussmann against any liabilities arising out of the businesses conducted or to be conducted by Whitman or any subsidiary of Whitman and any previously-owned division, subsidiary or affiliate of Whitman (other than Hussmann); and (ii) Hussmann will indemnify Whitman against any liabilities arising out of businesses conducted or to be conducted by Hussmann or any subsidiary of Hussmann and any previously-owned division, subsidiary or affiliate of Hussmann; provided, however, that neither Hussmann nor Whitman will have any liability to each other for taxes except as provided in the Tax Sharing Agreement (as defined below). The indemnities will be limited to the extent that the indemnitee receives insurance proceeds or a tax benefit with respect to the claimed loss. In January 1998, as part of the Distribution, Hussmann paid Whitman $141 million to settle intercompany loans and advances and a $81 million cash dividend. Also in 1998, Hussmann paid Whitman $1.5 million as Hussmann's allocation from Whitman of Whitman's expenses to its operating subsidiaries and $1.0 million as interest on loans and advances from Whitman.

   The Distribution Agreement provides that, except as otherwise set forth therein or in the Tax Sharing Agreement, all costs and expenses arising on or prior to January 30, 1998 in connection with the Distribution will be paid by Whitman, other than (i) costs related to Hussmann's new financing arrangements, to the listing of Hussmann's Common Stock on the New York Stock Exchange and to printing new stock certificates, (ii) fees of rating agencies for rating Hussmann's securities, (iii) one-third of the legal fees for the Distribution,
(iv) the accounting and audit fees related to the Distribution, (v) fees of outside consultants retained by Hussmann and (vi) one-third of the cost of printing and distributing Hussmann's Registration Statement on Form 10. Hussmann has paid $0.7 million to Whitman in reimbursement of costs and expenses payable by Hussmann pursuant to the Distribution Agreement.

   In connection with certain employee compensation and benefit matters, the Distribution Agreement provides that, with certain exceptions, Hussmann and its subsidiaries will be responsible for all liabilities to, or under benefit plans or programs with respect to, any current, former and future employee (and their dependents and beneficiaries) of Hussmann or any of its subsidiaries prior to, on and after the Distribution.

Tax Sharing Agreement

   Hussmann will be included in the consolidated U.S. Federal income tax returns of Whitman through and including January 30, 1998. Whitman had previously entered into a Tax Allocation Agreement (the "Tax Allocation Agreement") with Hussmann Corporation, a subsidiary of Hussmann, with respect to U.S. Federal income taxes. The Tax Allocation Agreement provided, among other things, that if Hussmann Corporation left the consolidated group, such agreement would terminate and Hussmann Corporation would not be entitled to the value of any tax benefits that it may have made available to the Whitman consolidated group while included in such group.

   As part of the Distribution, Hussmann and Hussmann Corporation entered into an agreement with Whitman (the "Tax Sharing Agreement") which replaced the Tax Allocation Agreement. The Tax Sharing Agreement provides that in order to avoid adversely affecting the intended tax consequences of the Distribution, Hussmann will not (i) cease to engage in an active trade or business within the meaning of the Code, (ii) issue any shares of Hussmann's stock, except for issuances of stock or stock options which do not, in the aggregate, exceed 20% of the issued and outstanding Common Stock immediately following the Distribution, (iii) purchase any shares of its stock other than through stock purchases permitted by the tax ruling related to the Distribution, (iv) liquidate or merge with any other corporation or transfer substantially all of its assets to any other corporation, or (v) recommend to its stockholders that they agree to an acquisition of their Common Stock by another entity, unless either (a) an opinion is obtained from counsel to Hussmann which counsel shall be satisfactory to Whitman, or (b) a supplemental ruling is obtained from the Internal Revenue Service to the effect that such act or omission would not adversely affect the U.S. Federal income tax consequences, as set forth in the tax ruling, of the Distribution to any of Whitman, its stockholders or Hussmann. Hussmann does not expect that these limitations will significantly inhibit its activities or its ability to respond to unanticipated developments. In addition, the Tax Sharing Agreement provides that, if as a result of any transaction occurring after January 30, 1998 involving either the stock, assets or debt, or any combination thereof, of Hussmann or any of its subsidiaries, the Distribution fails to qualify as tax-free under Section 355 of the Code, Hussmann will indemnify Whitman for all taxes, including penalties and interest, incurred by Whitman by reason of the Distribution. The Tax Sharing Agreement further provides that if the Distribution fails to qualify as tax-free under Section 355 of the Code as a result of any transaction occurring on or before January 30, 1998 and involving the stock, assets or debt, or any combination thereof, of Hussmann or any of its subsidiaries, then Whitman, and not Hussmann, will be liable for such taxes described above.

   The Tax Sharing Agreement generally provides that Hussmann will be liable for all Federal, state, local and foreign tax liabilities, including any such liabilities resulting from the audit or other adjustment to previously filed tax returns, which are attributable to Hussmann's businesses, and that Whitman will be responsible for all such taxes attributable to the businesses retained by Whitman.

                              INDEPENDENT AUDITORS

   KPMG LLP, independent public accountants, were the independent auditors of Hussmann for the fiscal year ending December 31, 1998. We expect that a representative of KPMG LLP will attend the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions. The Board of Directors has not yet selected independent auditors for the fiscal year ending December 31, 1999.

                             STOCKHOLDER PROPOSALS

   In order to be considered for inclusion in Hussmann's proxy materials for the 2000 Annual Meeting of Stockholders, a stockholder proposal must be received by the Corporate Secretary no later than December 3, 1999. In addition, regardless of whether a stockholder proposal is set forth in this Proxy Statement as a matter to be considered by stockholders, Hussmann's Bylaws establish an advance notice procedure for stockholder proposals to be brought before any annual meeting of stockholders, including proposed nominations of persons for election to the Board of Directors. Stockholders at the 1999 Annual Meeting may consider a proposal or nomination brought by a stockholder of record on March 26, 1999, who is entitled to vote at the 1999 Annual Meeting and who has given the Corporate Secretary timely written notice, in proper form, of the stockholder's proposal or nomination. A stockholder proposal or nomination intended to be brought before the 1999 Annual Meeting must have been received by the Corporate Secretary after the close of business on February 6, 1999 and prior to the close of business on February 26, 1999. The Corporate Secretary did not receive notice of any stockholder proposal or nomination relating to the 1999 Annual Meeting. The 2000 Annual Meeting is expected to be held on May 4, 2000. A stockholder proposal or nomination intended to be brought before the 2000 Annual Meeting must be received by the Corporate Secretary after the close of business on February 12, 2000 and prior to the close of business on March 4, 2000. All proposals and nominations should be addressed to Hussmann International, Inc., 12999 St. Charles Rock Road, Bridgeton, Missouri 63044-2483, Attention: Corporate Secretary.

                                    GENERAL

   Hussmann will bear the entire cost of soliciting proxies for the Annual Meeting. Proxies will be solicited by mail, and may be solicited personally by directors, officers or employees of Hussmann who will not receive special compensation for such services. Hussmann will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Common Stock. Hussmann has also engaged Kissel-Blake Inc. to solicit proxies at a cost of approximately $11,000.

   We mailed a copy of Hussmann's 1998 Annual Report to Stockholders with this Proxy Statement.

   A copy of Hussmann's 1998 Annual Report on Form 10-K may be obtained without charge upon written request to Hussmann International, Inc., 12999 St. Charles Rock Road, Bridgeton, Missouri 63044-2483, Attention: Corporate Secretary. A reasonable charge will be made for requested exhibits.

                                          By Order of the Board of Directors

                                          /s/ Burton Halpern
                                          Burton Halpern
                                          Corporate Secretary

St. Louis, Missouri
April 2, 1999

                                   EXHIBIT A

                          HUSSMANN INTERNATIONAL, INC.

                              STOCK INCENTIVE PLAN
                         (amended as of April 9, 1998)

1. Definitions

   The following definitions shall be applicable throughout this Plan:

     (a) "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provision to such section and any regulations under such section.

     (b) "Committee" shall mean the Committee selected by the Board of Directors as provided in Paragraph 4, consisting of two or more members of the Board of Directors, each of whom shall be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

     (c) "Common Stock" shall mean common stock of the Corporation, with par value of $.001 per share.

     (d) "Corporation" shall mean Hussmann International, Inc., a Delaware corporation.

     (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (f) "Holder" shall mean an individual who has been granted an Option, Restricted Stock Award or Performance Award.

     (g) "Option" shall mean any option granted under the Plan for the purchase of Common Stock.

     (h) "Performance Award" shall mean an award granted under the Performance Award provisions of the Plan.

     (i) "Plan" shall mean the Corporation's Stock Incentive Plan, as amended from time to time.

     (j) "Restricted Stock Award" shall mean an award of Common Stock granted under the Restricted Stock Award provisions of the Plan.

     (k) "Retirement" shall mean cessation of active employment or service with the Corporation or a subsidiary pursuant to the Corporation's retirement policies and programs.

     (l) "SAR" shall mean a stock appreciation right which is issued in tandem with, or by reference to, an Option, which entitles the Holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such Option, shares of Common Stock, cash or a combination thereof with an aggregate value equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the purchase price specified in such Option, multiplied by the number of shares of Common Stock subject to such Option, or portion thereof, which is surrendered.

2. Purpose

   It is the purpose of the Plan to provide a means through which the Corporation may attract able persons to enter its employ and the employ of its subsidiaries, to serve as directors and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Corporation or its subsidiaries rest, and whose present and potential contributions to the welfare of the Corporation or its subsidiaries are of importance, can acquire and maintain stock ownership. Such persons should thus have a greater than ordinary concern for the welfare of the Corporation and/or its subsidiaries and would be expected to strengthen and maintain a desire to remain in the employ or service of the Corporation or its subsidiaries. It is a further purpose of the Plan to provide such persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation. So that the maximum incentive can be provided each participant in the Plan by granting such participant an Option or award best suited to such participant's circumstances, the Plan provides for granting "incentive stock options" (as defined in Section 422 of the Code) and nonqualified stock options (with or without SARs), Restricted Stock Awards and Performance Awards, or any combination of the foregoing.

3. Effective Date and Duration of the Plan

   The Plan is subject to approval by Whitman Corporation ("Whitman"), the sole shareholder of the Corporation, and shall become effective concurrently with the distribution by Whitman to its shareholders of all of the outstanding shares of Common Stock held by Whitman (the "Distribution"). The Plan may be submitted at the 1999 annual meeting of the shareholders of the Corporation for approval in accordance with Section 162(m) of the Code. The Plan shall remain in effect until all Options granted under the Plan have been exercised, all restrictions imposed upon Restricted Stock Awards have been eliminated and all Performance Awards have been satisfied.

4. Administration

   The members of the Committee shall be selected by the Board of Directors to administer the Plan. A majority of the Committee shall constitute a quorum. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the individuals to receive Options (with or without SARs), Restricted Stock Awards and Performance Awards, the time or times when they shall receive them, whether an "incentive stock option" under Section 422 of the Code or nonqualified option shall be granted, the number of shares to be subject to each Option and Restricted Stock Award and the value of each Performance Award. In making such determinations the Committee shall take into account the nature of the services rendered by each individual, such individual's present and potential contribution to the Corporation's success, and such other factors as the Committee shall deem relevant.

   The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan and, subject to the express provisions of the Plan, to construe the respective Option, Restricted Stock Award and Performance Award agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to determine the terms, restrictions and provisions of the Option, Restricted Stock Award and Performance Award agreements (which need not be identical) including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause certain Options to qualify as "incentive stock options" under Section 422 of the Code, and to make all other determinations necessary or advisable for administering the Plan. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that
(i) any or all outstanding Options shall become exercisable in part or in full,
(ii) all or some of the restrictions applicable to any outstanding Restricted Stock Award shall lapse and (iii) all or a portion of any outstanding Performance Award shall be satisfied. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option, Restricted Stock Award or Performance Award agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee on matters referred to in this Paragraph 4 shall be conclusive.

   The Committee shall act by majority action at a meeting, except that action permitted to be taken at a meeting may be taken without a meeting if written consent thereto is given by all members of the Committee.

5. Grants of Options, Restricted Stock Awards and Performance Awards; Shares Subject to the Plan

   The Committee may from time to time grant both "incentive stock options" under Section 422 of the Code and nonqualified options to purchase shares of Common Stock (with or without SARs), Restricted Stock Awards and Performance Awards to one or more officers, key employees or directors determined by it to be eligible for participation in accordance with the provisions of Paragraph 6 and providing for the issuance of such number of shares and, in the case of Performance Awards, having such value as in the discretion of the Committee may be fitting and proper. Subject to Paragraph 10, not more than 4,000,000 shares of Common Stock may be issued upon exercise of Options or SARs or pursuant to Restricted Stock Awards or Performance Awards granted under the Plan, plus the number of shares of Common Stock issued under Options or Restricted Stock Awards substituted for options to purchase Common Stock or restricted stock awards of Whitman in connection with the Distribution. Performance Awards which may be exercised or paid only in cash shall not affect the number of shares of Common Stock available for issuance under the Plan.

   The Common Stock to be offered under the Plan pursuant to Options, SARs, Restricted Stock Awards and Performance Awards may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.

   The number of shares of Common Stock available for issuance under the Plan shall be reduced by the sum of the aggregate number of shares of Common Stock then subject to outstanding Options, Restricted Stock Awards and outstanding Performance Awards which may be paid solely in shares of Common Stock or in either shares of Common Stock or cash. To the extent (i) that an outstanding Option expires or terminates unexercised or is canceled or forfeited (other than in connection with the exercise of an SAR for Common Stock as set forth in the immediately following sentence) or (ii) that an outstanding Restricted Stock Award or outstanding Performance Award which may be paid solely in shares of Common Stock or in either shares of Common Stock or cash expires or terminates without vesting or is canceled or forfeited or (iii) shares of Common Stock are withheld or delivered pursuant to the provisions on Share Withholding set forth in Paragraph 11(A), then the shares of Common Stock subject to such expired, terminated, unexercised, canceled or forfeited portion of such Option, Restricted Stock Award or Performance Award, or the shares of Common Stock so withheld or delivered, shall again be available for issuance under the Plan. In the event all or a portion of an SAR is exercised, the number of shares of Common Stock subject to the related Option (or portion thereof) shall again be available for issuance under the Plan, except to the extent that shares of Common Stock were actually issued upon exercise of the SAR.

   To the extent necessary for an award hereunder to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which Options, SARs or Restricted Stock Awards or a combination thereof may be granted during any calendar year to any person shall be 500,000, subject to adjustment as provided in Paragraph 10. Grants of Options, Restricted Stock Awards or Performance Awards that are canceled shall count toward the maximum stated in the preceding sentence.

6. Eligibility

   Options, Restricted Stock Awards and Performance Awards may be granted only to persons who, at the time of the grant or award, are officers, other key employees or directors of the Corporation or any of its present and future subsidiaries within the meaning of Section 424(f) of the Code (herein called subsidiaries). Options, Restricted Stock Awards or Performance Awards, or any combination thereof, may be granted on more than one occasion to the same person. A person who has received or is eligible to receive options to purchase stock of any subsidiary of the Corporation or incentive awards from any subsidiary of the Corporation will not, by reason thereof, be ineligible to receive Options, Restricted Stock Awards or Performance Awards under the Plan unless prohibited by the plan of such subsidiary.

   Nothing in the Plan or any Option, Restricted Stock Award or Performance Award agreement shall be construed to constitute or be evidence of an agreement or understanding, expressed or implied, on the part of the Corporation or its subsidiaries to employ any person for any specific period of time.

7. Options and SARs

   (A) Number of Shares. The Committee may, in its discretion, grant Options to such eligible persons as may be selected by the Committee. With respect to each Option, the Committee shall determine the number of shares subject to the Option and the manner and the time of exercise of such Option. The Committee shall make such other determinations which in its discretion appear to be fitting and proper.

   (B) Stock Option Agreement. Each Option shall be evidenced by a stock option agreement in such form containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify certain Options as "incentive stock options" under Section 422 of the Code. An incentive stock option may not be granted to any person who is not an employee of the Corporation or any parent or subsidiary (as defined in Section 424 of the Code). Each incentive stock option shall be granted within ten years of the earlier of the date the Plan is adopted by the Corporation's Board of Directors and the date the Plan is approved by Whitman as the sole shareholder of the Corporation. To the extent that the aggregate fair market value (determined as of the date of grant) of shares of Common Stock with respect to which Options designated as incentive stock options are exercisable for the first time by a person during any calendar year exceeds the amount (currently $100,000) established by the Code, such Options shall be deemed to be non-qualified stock options.

   (C) Option Price and Term of Option. The purchase price per share of the Common Stock under each Option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an incentive stock option shall not be less than 100% of the fair market value of the Common Stock at the date such Option is granted; provided, further, that if an incentive stock option shall be granted to any person who, at the time such Option is granted, owns capital stock of the Corporation possessing more than ten percent of the total combined voting power of all classes of capital stock of the Corporation (or of any parent or subsidiary of the Corporation) (a "Ten Percent Holder"), such purchase price shall be the price (currently 110% of fair market value) required by the Code in order to constitute an incentive stock option.

   The period during which an Option may be exercised shall be determined by the Committee; provided, however, that no incentive stock option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

   (D) Payment. An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Common Stock to be purchased and accompanied by payment of the purchase price in full (or arrangement made for such payment to the Corporation's satisfaction). As determined by the Committee at the time of grant of an Option and set forth in the agreement evidencing the Option, the purchase price may be paid (a) in cash or (b) by delivery (either actual delivery or by attestation procedures established by the Corporation) of previously-owned whole shares of Common Stock (for which the holder has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market) valued at their fair market value on the date of exercise. If applicable, a person exercising an Option shall surrender to the Corporation any SARs which are canceled by reason of the exercise of such Option.

   (E) Termination of Employment or Service or Death of Holder. In the event of any termination of the employment or service of a Holder with the Corporation or one of its subsidiaries, other than by reason of death or, in the case of a Holder of a nonqualified option, Retirement, the Holder may (unless otherwise provided in the Option agreement) exercise each Option held by such Holder at any time within three months (or one year if the Holder is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code) after such termination of employment or service, but only if and to the extent such Option is exercisable at the date of such termination of employment or service, and in no event after the date on which such Option would otherwise terminate; provided, however, that if such termination of employment or service is for cause or voluntary on the part of the Holder without the written consent of the Corporation, any Option held by such Holder under the Plan shall terminate unless otherwise provided in the Option agreement.

   In the event of the termination of employment or service of a Holder of a nonqualified option by reason of Retirement, then each nonqualified option held by the Holder shall be fully exercisable, and, subject to the following paragraph, such nonqualified option shall be exercisable by the Holder at any time up to and including (but not after) the date on which the nonqualified option would otherwise terminate (unless otherwise provided in the Option Agreement).

   Unless otherwise provided in the Option Agreement, in the event of the death of a Holder (i) while employed by or providing service to the Corporation or one of its subsidiaries or after Retirement, (ii) within three months after termination of the Holder's employment or service, other than a termination by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code, or (iii) within one year after termination of the Holder's employment or service by reason of such disability, then each Option held by such Holder may be exercised by the legatees of the Holder under his last will, or by his personal representatives or distributees, at any time within a period of nine months after the Holder's death, but only if and to the extent such Option is exercisable at the date of death (unless death occurs while the Holder is employed by or providing service to the Corporation or one of its subsidiaries, in which case each Option held by the Holder shall be fully exercisable), and in no event after the date on which such Option would otherwise terminate.

   (F) Privileges of the Holder as Shareholder. The Holder shall be entitled to all the privileges and rights of a shareholder with respect only to such shares of Common Stock as have been actually purchased under the Option and registered in the Holder's name.

   (G) SARs. The Committee may, in its sole discretion, grant an SAR (concurrently with the grant of the Option or, in the case of a nonqualified option which is not intended to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, subsequent to such grant) to any Holder of any Option granted under the Plan (or such Holder's legatees, personal representatives or distributees then entitled to exercise such Option). An SAR may be exercised (i) by giving written notice to the Corporation specifying the number of SARs which are being exercised and (ii) by surrendering to the Corporation any Options which are canceled by reason of the exercise of the SAR. An SAR shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee. No fractional share shall be issued upon the exercise of any SAR.

   (H) Non-Transferability. Unless otherwise specified in the agreement evidencing an Option or SAR, no Option or SAR hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Corporation. Except to the extent permitted by the foregoing sentence, each Option or SAR may be exercised during the Holder's lifetime only by the Holder or the Holder's legal representative or similar person. Except as permitted by the second preceding sentence, no Option or SAR hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Option or SAR hereunder, such Option or SAR and all rights thereunder shall immediately become null and void.

8. Restricted Stock Awards

   (A) Restriction Period to Be Established by the Committee. At the time of the making of a Restricted Stock Award, the Committee shall establish a period of time (the "Restriction Period") applicable to such award. The Committee may establish different Restriction Periods from time to time and each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee.

   (B) Other Terms and Conditions. Common Stock, when awarded pursuant to a Restricted Stock Award, shall be represented by a stock certificate or book-entry credits registered in the name of the Holder who receives the Restricted Stock Award or a nominee for the benefit of the Holder. The Holder shall have the right to receive dividends (or the cash equivalent thereof) during the Restriction Period and shall also have the right to vote such Common Stock and all other shareholder's rights (in each case unless otherwise provided in the agreement evidencing the Restricted Stock Award), with the exception that (i) the Holder shall not be entitled to delivery of the stock certificate (or the removal of restrictions in the Corporation's books and records) until the Restriction Period established by the Committee pursuant to Paragraph 8(A) shall have expired, (ii) the Corporation shall retain custody of the stock certificate during the Restriction Period, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or dispose of such Common Stock during the Restriction Period, and (iv) a breach of restriction or breach of terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award. If requested by the Corporation, a Holder of a Restricted Stock Award shall deposit with the Corporation stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Corporation, which would permit transfer to the Corporation of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. A distribution with respect to shares of Common Stock, other than a distribution in cash, shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made, unless otherwise determined by the Committee. The Committee may, in addition, prescribe additional restrictions, terms or conditions upon or to the Restricted Stock Award in the manner prescribed by Paragraph 4. The Committee may, in its sole discretion, also establish rules pertaining to the Restricted Stock Award in the event of termination of employment or service (by Retirement, disability, death or otherwise) of a Holder of such award prior to the expiration of the Restriction Period.

   (C) Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by an agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

   (D) Payment for Restricted Stock. Restricted Stock Awards may be made by the Committee whereby the Holder receives Common Stock subject to those terms, conditions and restrictions established by the Committee but is not required to make any payment for said Common Stock. The Committee may also establish terms as to each Holder whereby such Holder, as a condition to the Restricted Stock Award, is required to pay, in cash or other consideration, all (or any lesser amount than all) of the fair market value of the Common Stock, determined as of the date the Restricted Stock Award is made.

   (E) Termination of Employment or Service or Death of Holder. A Restricted Stock Award shall terminate for all purposes if the Holder does not remain continuously in the employ or service of the Corporation or a subsidiary at all times during the applicable Restriction Period, except as may otherwise be determined by the Committee.

9. Performance Awards

   (A) Performance Period. The Committee shall establish with respect to each Performance Award a performance period over which performance shall be measured. The performance period shall be established at the time of such award.

   (B) Performance Awards. Each Performance Award shall have a maximum value established by the Committee at the time of such award.

   (C) Performance Measures. Performance Awards shall be awarded to an eligible person contingent upon future performance of the Corporation and/or a designated subsidiary, division or department of the Corporation over the performance period. The Committee shall establish the performance measures applicable to such performance. The performance measures determined by the Committee shall be established prior to the beginning of each performance period but, except as necessary to qualify a Performance Award as "performance-based compensation" under Section 162(m) of the Code and the rules and regulations thereunder, may be subject to such later revisions to reflect significant, unforeseen events or changes, as the Committee shall deem appropriate.

   (D) Award Criteria. In determining the value of Performance Awards, the Committee shall take into account an eligible person's responsibility level, performance, potential, cash compensation level, unexercised stock options, other incentive awards and such other considerations as it deems appropriate. Notwithstanding the preceding sentence, to the extent necessary for a Performance Award to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, the performance period shall be not less than three years and, if a Performance Award is payable in shares of Common Stock, the maximum number of shares that may be paid under the Performance Award during such performance period shall be 500,000 and, if a Performance Award is payable in cash, the maximum amount that may be paid under the Performance Award during such performance period shall be $10,000,000.

   (E) Payment. Following the end of each performance period, the Holder of each Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. Payment of Performance Awards may be made wholly in cash, wholly in shares of Common Stock or a combination thereof, all at the discretion of the Committee. Payment shall be made in a lump sum or in installments, and shall be subject to such vesting and other terms and conditions as may be prescribed by the Committee for such purpose. Notwithstanding anything contained herein to the contrary, in the case of a Performance Award intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, no payment shall be made under any such Performance Award until the Committee certifies in writing that the performance measures for the performance period have in fact been achieved.

   (F) Termination of Employment or Service or Death of Holder. A Performance Award shall terminate for all purposes if the Holder does not remain continuously in the employ or service of the Corporation or a subsidiary at all times during the applicable performance period, except as may otherwise be determined by the Committee.

   In the event that a Holder of a Performance Award ceases to be an employee or director of the Corporation or a subsidiary following the end of the applicable performance period but prior to full payment according to the terms of the Performance Award, payment shall be made in accordance with terms established by the Committee for the payment of such Performance Award.

   (G) Other Terms and Conditions. When a Performance Award is payable in installments in Common Stock, if determined by the Committee, one or more stock certificates or book-entry credits registered in the name of the Holder representing shares of Common Stock which would have been issuable to the Holder of the Performance Award if such payment had been made in full on the day following the end of the applicable performance period may be registered in the name of such Holder, and during the period until such installment becomes due such Holder shall have the right to receive dividends (or the cash equivalent thereof) and shall also have the right to vote such Common Stock and all other shareholder's rights (in each case unless otherwise provided in the agreement evidencing the Performance Award), with the exception that (i) the Holder shall not be entitled to delivery of any stock certificate until the installment payable in shares becomes due, (ii) the Corporation shall retain custody of any stock certificates until such time and (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or dispose of such Common Stock until such time. A distribution with respect to shares of Common Stock payable in installments which has not become due, other than a distribution in cash, shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made, unless otherwise determined by the Committee.

   (H) Performance Award Agreements. Each Performance Award shall be evidenced by an agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

10. Adjustments Upon Changes in Capitalization; Change in Control

   (A) Notwithstanding any other provision of the Plan, each Option, Restricted Stock Award or Performance Award agreement may contain such provisions as the Committee shall determine to be appropriate for the adjustment of (i) the number and class of shares or other consideration subject to any Option or to be delivered pursuant to any Restricted Stock Award or Performance Award and
(ii) the Option or Restricted Stock Award price, in the event of a stock dividend, spin-off, split-up, recapitalization, merger, consolidation, combination or exchange of shares, or the like. In such event, the maximum number and class of shares available under the Plan, and the number and class of shares subject to Options, SARs, Restricted Stock Awards or Performance Awards, shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

   (B)(i) In the event of a "change in control" (as hereinafter defined) pursuant to subparagraph (C)(i) or (ii) below, or in the event of a change in control pursuant to subparagraph (C)(iii) or (iv) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act:

     (1)(x) each Option granted under the Plan shall be exercisable in full,
  (y) each Holder of an Option shall receive from the Corporation within 60 days after the change in control, in exchange for the surrender of the Option or any portion thereof to the extent the Option is then exercisable in accordance with clause (x), an amount in cash equal to the difference between the fair market value (as determined by the Committee) on the date of the change in control of the Common Stock covered by the Option or portion thereof which is so surrendered and the purchase price of such Common Stock under the Option and (z) each SAR shall be surrendered by the Holder thereof and shall be canceled simultaneously with the cancellation of the related Option;

     (2) each Holder of a Restricted Stock Award shall receive from the Corporation within 60 days after the change in control, in exchange for the surrender of the Restricted Stock Award, an amount in cash equal to the fair market value (as determined by the Committee) on the date of the change in control of the Common Stock subject to the Restricted Stock Award;

     (3) each Holder of a Performance Award for which the performance period has not expired shall receive from the Corporation within 60 days after the change in control, in exchange for the surrender of the Performance Award, an amount in cash equal to the product of the value of the Performance Award and a fraction the numerator of which is the number of whole months which have elapsed from the beginning of the performance period to the date of the change in control and the denominator of which is the number of whole months in the performance period; and

     (4) each Holder of a Performance Award that has been earned but not yet paid shall receive an amount in cash equal to the value of the Performance Award.

   (ii) Notwithstanding any other provision of the Plan or any agreement relating to an Option, Restricted Stock Award or Performance Award, in the event of a change in control pursuant to subparagraph (C)(iii) or (iv) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act:

     (1) each Option and SAR granted under the Plan shall be exercisable in full;

     (2) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse and, if applicable, any other restrictions, terms or conditions shall lapse and/or be deemed to be satisfied at the maximum value or level;

     (3) the performance measures applicable to any outstanding Performance Award shall be deemed to be satisfied at the maximum value; and

     (4) there shall be substituted for each share of Common Stock remaining available for issuance under the Plan, whether or not then subject to an outstanding Option (and SAR), Restricted Stock Award or Performance Award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of any award shall be appropriately adjusted by the Committee (whose determination shall be conclusive), such adjustments to be made without any increase in the aggregate purchase price.

   (C) For purposes of this paragraph, the term "change in control" shall mean:

     (i) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of either (x) the then outstanding shares of common stock of the Corporation (the "Outstanding Common Stock") or (y) the combined voting power of the then outstanding securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Corporation (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Corporation), (2) any acquisition by the Corporation, (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of clause (iii) in this definition of change in control;

     (ii) individuals who, as of the effective date of the Plan, constitute the Board of Directors of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Corporation subsequent to such effective date whose election, or nomination for election by the Corporation's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Corporation as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors shall not be deemed a member of the Incumbent Board;

     (iii) the consummation of a reorganization, merger or consolidation of the Corporation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (1) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 66 2/3% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (2) no Person (other than: the Corporation; any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (iv) the consummation of a plan of complete liquidation or dissolution of the Corporation.

   (D) With respect to any Holder of an Option or SAR who is subject to Section 16 of the Exchange Act, (i) notwithstanding the exercise periods set forth in Paragraph 7(E) or as set forth pursuant to Paragraph 7(E) in any agreement evidencing such Option or SAR and (ii) notwithstanding the expiration date of the term of such Option or SAR, in the event the Corporation is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such Holder receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Corporation, then each Option or SAR (or option or stock appreciation right in substitution thereof) held by such Holder shall be exercisable to the extent set forth in the Plan or the agreement evidencing such Option or SAR until and including the latest of (x) the expiration date of the term of the Option or SAR or, in the event of such Holder's termination of employment or service, the date determined pursuant to Paragraph 7(E), (y) the date which is six months and ten business days after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such Holder may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

11. Withholding Taxes

   (A) If provided in the agreement evidencing an Option, SAR, Restricted Stock Award or Performance Award, the Holder thereof may elect, by written notice to the Corporation at the office of the Corporation designated for that purpose, to pay through withholding by the Corporation all or a portion of the estimated federal, state, local and other taxes arising from (1) the exercise of an Option or SAR and (2) the vesting or distribution of shares of Common Stock pursuant to a Restricted Stock Award or Performance Award (a) by having the Corporation withhold shares of Common Stock or (b) by delivering previously-owned shares (collectively, "Share Withholding"), in each case being such number of shares of Common Stock as shall have a fair market value equal to the amount of taxes to be withheld, rounded up to the nearest whole share.

   (B) A Share Withholding election shall be subject to disapproval by the Corporation.

   (C) If the date as of which the amount of tax to be withheld is determined (the "Tax Date") is deferred until after the exercise of an Option or SAR, the expiration of the Restriction Period applicable to a Restricted Stock Award or the payment of a Performance Award, and if the Holder elects Share Withholding, the Corporation shall issue to the Holder the full number of shares of Common Stock, if any, resulting from such exercise, expiration or payment and the Holder shall be unconditionally obligated to deliver to the Corporation on the Tax Date such number of shares of Common Stock as shall have an aggregate fair market value equal to the amount to be withheld on the Tax Date, rounded up to the nearest whole share.

   (D) The fair market value of shares of Common Stock used for payment of taxes, as provided in this Paragraph 11, shall be the mean sale price per share, as reported for New York Stock Exchange Composite Transactions, on the Tax Date.

12. Termination of Plan

   The Plan may be terminated at any time by the Board of Directors, except with respect to any Options, SARs, Restricted Stock Awards or Performance Awards then outstanding. The Corporation reserves the right to restrict, in whole or in part, the exercise of any Options or SARs or the delivery of Common Stock pursuant to any Restricted Stock Awards or Performance Awards granted under the Plan until such time as:

     (A) any legal requirements or regulations have been met relating to the issuance of the shares covered thereby or to their registration under the Securities Act of 1933 or to any applicable State laws; and

     (B) satisfactory assurances are received that the shares when issued will be duly listed on the New York Stock Exchange, Inc.

13. Amendment of the Plan

   The Board of Directors may amend the Plan; provided, however, that without approval of the shareholders the Board of Directors may not amend the Plan, subject to Paragraph 10, to (a) increase the maximum number of shares which may be issued on exercise of Options or SARs or pursuant to Restricted Stock Awards or Performance Awards granted under the Plan or (b) effect any change inconsistent with Section 422 of the Code.

14. Effect of the Plan

   Neither the adoption of the Plan nor any action of the Board of Directors or of the Committee shall be deemed to give any person any right to be granted an Option, a right to a Restricted Stock Award or a right to a Performance Award or any rights hereunder except as may be evidenced by an Option agreement, Restricted Stock Award agreement or Performance Award agreement, duly executed on behalf of the Corporation, and then only to the extent and on the terms and conditions expressly set forth therein.

P R O X Y

                         HUSSMANN INTERNATIONAL, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 1999 AT 10:30 A.M.
   HYATT REGENCY, ST. LOUIS, ONE ST. LOUIS UNION STATION ST. LOUIS, MISSOURI

The undersigned, revoking any proxy previously given, hereby appoints Burton Halpern, Michael D. Newman and J. Larry Vowell, and each of them, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, 1) to vote as directed all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Hussmann International, Inc. to be held on May 13, 1999, and at any adjournment thereof and 2) to vote at his discretion on any other matter that may properly come before the Meeting, or any adjournment thereof. If no directions are given, the proxies will vote for the election of the nominees listed on the reverse side and to approve the Stock Incentive Plan.

                                                                SEE REVERSE SIDE
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                                [HUSSMANN LOGO]

                                   IMPORTANT

       PLEASE VOTE THE ABOVE PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                   SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

                                                                        2433
[X] Please mark your votes as in this example.


                                                FOR     WITHHELD
1. Election of Directors                        [_]       [_]

   Nominees for the Election of Directors are:

   1. J. Joe Adorjan
   2. Archie R. Dykes

   For, except vote withheld from the following nominee:

   -----------------------------------------------------

                                                FOR      AGAINST      ABSTAIN
2. Approval of Existing Stock Incentive Plan
   to Maintain Tax Deductibility                [_]        [_]          [_]


                                        Annual Report
                                        Mark here if you have more
                                        than one Account and want
                                        to discontinue receiving
                                        multiple copies of future
                                        Annual Reports.                  [_]

                                        Annual Meeting
                                        Mark here if you plan to attend
                                        the May 13, 1999 Annual Meeting. [_]

SIGNATURE(S)                                          DATE
             ----------------------------------------      ---------------------
        NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guaridan, please give full title as such.
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


            NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET!
      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by phone or Internet, please follow these easy steps:

TO VOTE BY PHONE        Call toll free 1-800-OK2-VOTE (1-800-552-8683) on a
                        touch tone telephone. Stockholders residing outside the United States, Canada and Puerto Rico should call
                        1-201-324-0377.

                        Use the Control Number located in the box above, just below the perforation. Enter the Control Number and pound signs (#) exactly as they appear.

                        Follow the recorded instructions.

TO VOTE BY INTERNET     Log onto http://www.vote-by-net.com

                        Follow the instructions on the screen.

                        You can also elect to receive future stockholder materials electronically at this web site.

IF YOU PLAN TO ATTEND   If you plan to attend the Annual Meeting, please so
THE ANNUAL MEETING      indicate by either marking the box provided on the above
                        proxy card or signifying your intention to attend when you access the Internet or telephone voting system.

                        If you have voted by phone or Internet, please do not return the proxy card.

                                      THANK YOU FOR VOTING!